                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

                                 SUNSOURCE INC.
 -------------------------------------------------------------------------------
               (Exact name of registrant specified in its Charter)



                 DELAWARE                                  23-2874736
--------------------------------------------------------------------------------
              (State or other                             (IRS Employee
              jurisdiction of                          Identification No.)
              incorporation)


           3000 One Logan Square                              19103
        Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    Zip Code

                               SUNSOURCE CAPITAL TRUST
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in its Charter)


                 DELAWARE                                   23-2874735
--------------------------------------------------------------------------------
              (State or other                             (IRS Employee
              jurisdiction of                          Identification No.)
              incorporation)


            501 Silverside Road                               19809
              Wilmington, DE
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    Zip Code

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. /X/

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box. /X/


        Securities to be registered pursuant to Section 12(b) of the Act:
--------------------------------------------------------------------------------

              Title of Each Class             Name of Each Exchange on Which
              to be so Registered             Each Class is to be Registered
              -------------------             ------------------------------


          Common Stock, $.01 par value            American Stock Exchange
              (of SunSource Inc.)

      11.6% Junior Subordinated Debentures
              (of SunSource Inc.)

        11.6% Trust Preferred Securities
          (of SunSource Capital Trust)

         Preferred Securities Guarantee
              (of SunSource Inc.)
------------------------------------------   -----------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:

                  --------------------------------------------
                                (Title of class)


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Item 1. Description of Registrant's Securities to be Registered
        --------------------------------------------------------

         The information contained in Item 1, "Description of Registrant's Securities to be Registered" of the Registration Statement on Form 8-A that was filed with the Securities and Exchange Commission on August 21, 1997 is hereby deemed to be incorporated by reference into this Registration Statement in accordance with the Instruction to Item 1 of this Form.

Item 2. Exhibits.
        --------

         3.1      Amended and Restated Articles of Incorporation of the Company.
                  (1) (Exhibit 3.2)

         3.2      Amended and Restated Bylaws of the Company. (1) (Exhibit 3.1)

         3.3 Indenture between the Company and The Bank of New York relating to the 11.6% Junior Subordinated Debentures.
                  (1) (Exhibit 4.2)

         3.4 Amended and Restated Declaration of Trust of SunSource Capital Trust. (1) (Exhibit 4.1)

         3.5      Preferred Securities Guarantee. (1) (Exhibit 4.3)

------------------------
(1) Incorporated by reference to the Annual Report of the Company on Form 10-K filed on April 2, 2001.

                                       2
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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   SUNSOURCE INC.



                                   By: /s/ Joseph M. Corvino
                                      ------------------------------------------
                                   Name: Joseph M. Corvino
Dated: June 15, 2001               Title: Vice President - Finance;
                                   Chief Financial Officer



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   SUNSOURCE CAPITAL TRUST

                                   By: SUNSOURCE INC.,
                                       as Sponsor



                                   By: /s/ Joseph M. Corvino
                                       -----------------------------------------
                                       Name: Joseph M. Corvino
Dated: June 15, 2001                   Title: Vice President - Finance;
                                       Chief Financial Officer